Exhibit 10.20(b)

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TOTAL COMPONENT SUPPORT (TCS)

TCS	- 1 -	November 3rd, 2014

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1 GENERAL

This TCS Attachment is an Attachment to the Basic Agreement between the Parties, dated November 5th 2014.

During the term of this TCS Attachment LHT shall perform Component support services for Frontier as agreed upon hereunder.

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2 DEFINITIONS

Capitalized terms contained herein shall have the meaning ascribed to them in Article 2 of the Basic Agreement and as follows:

“A320 Family”	A320 Family includes any or all of the Aircraft Types A319, A320, A321 and CEOs and NEOs

“Agreed HBS Level”	The final composition of the Home Base Stock mutually agreed and reflected in Article 16 (List of Home Base Stock Components).

“Base Maintenance”	Maintenance tasks not falling under the line maintenance criteria as per EASA Part M AMC A-10 and/or FAA Part 121 and scheduled maintenance checks starting C2 and higher (or equivalent, e.g. D-Checks).

“Common Modification Standard”	The common Modification standard for the Component Pool defined by LHT.

“Component Pool”	A pool or pools of Components that are owned, maintained and administered by LHT at one of its facilities and that LHT makes available to Aircraft operators within a short period of time.

“Frontier’s Aircraft and Engines”	The aircraft and engines defined in Article 11.1 (Frontier’s Aircraft and Engines).

“Flat Rate Components”	Components marked as “Flat Rate Components” in Article 15 (List of Covered Components) and removed from Frontier’s Aircraft and Engines.

“Home Base”	The location listed in Article 11.3 (Home Base) where the Maintenance of Frontier Aircraft is regularly performed.

“Home Base Stock (HBS)”	The stock of Home Base Stock Components.

“Home Base Stock Components”	The Components defined in the list referenced in Article 16 (List of Home Base Stock Components) and located at Frontier’s Home Base.

“Home Base Stock Replacement”	The replacement of Pool Components in the existing Home Base Stock that have to be replaced due to a change in Modification standard or the expiry of storage limits.

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“Home Base Stock Replenishment”	The replenishment of Pool Components in the Home Base Stock to regain the Agreed HBS Level.

“Initial Procurement”	The procurement of the Home Base Stock and its allocation at Frontier’s Home Base.

“NFF”	No failure found.

“Non Pool Component”	A Component to which Frontier has no access to the Component Pool. These are those Components in Article 15 (List of Covered Components) not marked as “Pool Components” as well as any other Component removed from Frontier Aircraft.

“Pool Access Fee”	The fee for accessing the Pool Components as set out in Article 12.2.1 (Pool Access Fee).

“Pool Aircraft”	Those Frontier Aircraft marked as Pool Aircraft in Article 11.1 (Frontier’s Aircraft and Engines) for which Frontier has access to the Component Pool.

“Pool Component”	A Flat Rate Component in the Home Base Stock or the Component Pool to which Frontier is granted access for its Pool Aircraft. Those Components are marked as “Pool Components” in Article 15 (List of Covered Components).

“Provisioning Period”	The Provisioning Period is measured from the time when LHT receives Frontier’s written request and until LHT provides the relevant Pool Component according to the Incoterms agreed in Article 4.1.

“Return Pool Component”

A Pool Component to be returned to LHT because:

•    the Pool Component is unserviceable and Frontier has received a serviceable Pool Component,

•    the serviceable Pool Component delivered by LHT is not needed for installation,

TCS	- 4 -	November 3rd, 2014

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• the Agreed HBS Level for this Pool Component is exceeded or • HBS lease period has ended.

“Service Level”	Percentage of requests for Pool Components fulfilled within the agreed upon timeframes.

“TCS Attachment”	This Attachment entitled “Total Component Support (TCS)”.

“Unjustified Removal”	A removal is unjustified if the acceptance test in accordance with the respective Component Maintenance Manual (CMM) is passed without findings and the removal was not driven by Post Flight Report fault information. Post Flight Report information will be provided by Frontier upon request.

References in this Attachment shall be references to Articles of this TCS Attachment or its Annexes, unless expressly otherwise stated herein.

TCS	- 5 -	November 3rd, 2014

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3 SCOPE OF SERVICES

3.1	Component Pool

LHT shall provide Frontier with Pool Components on a 1:1 forward exchange basis in order to:

•	replace unserviceable Pool Components from the Pool Aircraft;

•	replace Pool Components in the Aircraft due to Modifications or hard times;

•	perform a Home Base Stock Replacement or

•	perform a Home Base Stock Replenishment.

LHT may provide an interchangeable Pool Component to Frontier.

3.1.1	Requesting Pool Components

Frontier shall request in writing (or in accordance with any other procedure agreed upon) Pool Components and related AOG Services at LHT’s service desk which will be available twenty-four (24) hours a day, seven (7) days a week.

3.1.2	Content and Time Frame

Frontier shall place a request for Pool Components at LHT in writing (or according to any other procedure agreed upon) immediately after the necessity therefore has arisen. Such request shall contain:

•	the part number,

•	the request category as specified in Article 3.1.3,

•	Tail sign in case of an AOG, CRIT or SCHEDULED request,

•	the scheduled replacement date and any other relevant information relating to such request.

3.1.3	Provisioning Periods

All requests for Pool Components of Frontier shall be fulfilled by LHT.

The following timeframes shall apply within the below stated Service Level:

TCS	- 6 -	November 3rd, 2014

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Request Category	Description	Prerequisites	Delivery within	Service Level
AOG	*****	*****	*****	*****
CRIT A	*****	*****	*****	*****
CRIT B	*****	*****	*****	*****
SCHEDULED	*****	*****	*****	*****
REPLENISHMENT	*****	*****	*****	*****

3.1.3.1	AOG-Service

In the event of an AOG, LHT shall advise Frontier on the possibilities of support from

LHT within ***** after receipt of a request. In case of an AOG, LHT will undertake all reasonable measures to obtain the respective part from any source. Otherwise, Frontier may loan or exchange the required Component with any source.

The reasonable expenses of such loan or exchange shall be reimbursed to Frontier if LHT approved the loan in advance.

The loaned Pool Component must be returned by Frontier to the lender ***** within ***** and***** within a maximum of ***** after receipt of a serviceable Pool Component from LHT. Thereafter LHT will not reimburse any loan costs.

3.1.3.2	AOG and CRIT A request Quota Incentive

The sum of AOG and CRIT A requests shall range between ***** of the total number of requests.

*****.

If more than ***** of all Frontier requests are in those categories, Frontier shall pay a surcharge of ***** per request above *****. The periodical measurement shall be made every ***** starting ***** after signature of this Agreement.

3.1.3.3	Service Level

LHT shall fulfil the Service Levels as stated in the right column of the table above *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****

In this respect, the following shall apply:

•	*****

•	To meet the agreed Service Levels, LHT may loan a Component from a third party and shall provide such Component to Frontier.

•	Frontier shall return any Component loaned from a third party by LHT to LHT no later than ***** within ***** and ***** within a maximum of ***** after Frontier received a corresponding serviceable Pool Component from LHT out of its Component Pool. Following the expiry of a ***** period, Frontier shall bear all further costs of the loan.

•	The Service Levels shall only be relevant if Frontier complies with its obligations under this Agreement.

The Service Level calculation will exclude the following:

(i)	Any request exceeding *****; or

(ii)	Any components with *****; or

(iii)	Any components where *****; or

(iv)	Any components where *****.

In above cases (i) to (iv) *****.

3.1.3.4	Service Level Remedy

If Lufthansa Technik’s weighted Service Level for pool stock is below the guaranteed weighted Service Levels during a cumulative ***** average after the agreed grace period stated in Art. 3.1.3.3, the Parties agree to assess a remedy for that period.

The weighted guaranteed SL shall be calculated as follows:

Request Category	Description	SL target	Weighting factor	Guaranteed weighted SL
AOG	*****	*****	*****	*****
CRIT A	*****	*****	*****	*****
CRIT B	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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REPLENISHMENT and MEL D	*****	*****	*****	*****
SCHEDULED		*****	*****	*****

Total SL			*****	*****

The performance remedy will be calculated based on the difference between the Total guaranteed weighted SL and the Total achieved weighted SL.

Total Guaranteed weighted Service Level difference to weighted target > ***** reduction in Pool rate,

Total Guaranteed weighted Service Level difference to weighted target > ***** reduction in Pool rate,

Total Guaranteed weighted Service Level difference to weighted target > ***** reduction in Pool rate,

Total Guaranteed weighted Service Level difference to weighted target > ***** reduction in Pool rate.

3.1.4	Adjustment of the List of Pool Components

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If Frontier objects in writing to such adjustment within a ***** period or if Frontier requests a Modification of a Pool Component which would result in a deviation from the Common Modification Standard, LHT may – in deviation to Article 16.4.2 of the Basic Agreement – exclude such Pool Component from the Component Pool.

3.1.5	Transfer of Title

Title shall transfer pursuant to each of the provisions below free and clear of all liens, encumbrances and other third party rights.

Transfer of title of Pool Components shall be governed by the following provisions:

(A)	Title to each serviceable Pool Component shipped by LHT to Frontier shall remain with LHT until the Return Pool Component that it replaces has been received by LHT, whereupon title to the serviceable Pool Component shall transfer to Frontier and simultaneously title to the Return Pool Component shall transfer to LHT.

(B)	However, in the case the lease terms of a leased Pool Aircraft do not permit the installation of a Component that is subject to a retention of title in favour of LHT,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(C)	the title to the serviceable Pool Component shall pass to Frontier (or Pool Aircraft lessor) upon its installation on such leased Pool Aircraft, and simultaneously title to the Return Pool Component shall transfer to LHT.

(D)	If the Return Pool Component has not been received by LHT within the time frames outlined in Article 4.2.1 and LHT therefore purchases a replacement Component at the expense of Frontier according to Article 4.2.1 or Frontier can elect to provide an adequate and serviceable component to LHT upon LHT’s written confirmation, then

i)	the replacement Component shall be owned by LHT,

ii)	title of the serviceable Pool Component provided to Frontier shall pass to Frontier upon LHT’s receipt of payment by Frontier of the sums payable to LHT in respect of its purchase of the replacement Component, and

iii)	title to the Return Pool Component shall remain with Frontier.

(E)	However, if Article 3.1.5 B) above applies and thus title to the Return Pool Component has already passed to LHT upon the installation of the serviceable Pool Component on the leased Pool Aircraft, LHT shall still be entitled to purchase a replacement Component to the terms of Article 3.1.5 C) above, whereupon

i)	the replacement Component shall be owned by LHT and

ii)	title to the Return Pool Component shall pass back to Frontier upon LHT’s receipt of payment by Frontier of the sums payable to LHT in respect of its purchase of the replacement Component in accordance with that Article.

(F)	In case of Home Base Stock leased from LHT

For transfer of title of Components leased from LHT, Article 3.1.5 A) to D) inclusive shall apply accordingly. For the avoidance of doubt, title to all Pool Components for Home Base Stock Replacement and Home Base Stock Replenishment remains with LHT.

3.2	Home Base Stock

Frontier shall maintain a Home Base Stock only to be used to replace Components from Frontier’s Aircraft and Engines.

LHT shall recommend and the Parties shall then mutually agree in good faith on the final composition of the Home Base Stock and shall be reflected in Article 16 (List of Home Base Stock Components) (“Agreed HBS Level”).

TCS	- 10 -	November 3rd, 2014

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3.2.1	Material Allocation

Frontier has decided to lease the Home Base Stock from LHT in accordance with this TCS Attachment.

Frontier shall inform LHT within ***** after receipt of each Home Base Component part number, serial number and all other information as contained in Article 14 (Specific Documents).

All reasonable efforts to ensure that the Home Base Stock will be fully established according to the Agreed HBS Level prior to the Pool Aircraft becoming operational shall be made.

3.2.2	Management of Home Base

Frontier shall ensure that the Home Base Stock is maintained to the Agreed HBS Level by promptly:

•	*****

•	*****

•	*****

3.2.3	Adjustment of the Home Base Stock

Either Party may suggest changes to the HBS. After mutual agreement the HBS adjustment shall be performed by the responsible Party. In the event that the Parties cannot agree on the final adjustments, LHT shall have no responsibility to maintain the Service Levels as agreed in Article 3.1.3 for those specific Components where no mutual agreement has been reached. LHT and Frontier will negotiate HBS requirements in good faith.

3.2.4	Access Right of LHT

With minimum ***** notification time LHT shall be entitled to access anytime the premises where the Home Base Stock is stored, in order to verify compliance with this TCS Attachment

In case the Home Base Stock is leased from LHT to Frontier, LHT shall, upon termination of the lease, be entitled to access the respective premises and remove the Home Base Components.

3.2.5	Material Leasing

LHT shall lease to Frontier the Home Base Components defined in Article 16.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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All leased Home Base Components must be kept in a bounded and secured area. Frontier will adequately label all leased Home Base Components

Frontier shall keep and update on a daily basis records of all leased Home Base Components, listing the current inventory by part numbers and serial number as well as any stock inflow and outflow, including the date of such change in the inventory, and submit the records to LHT on the first Day of each month.

LHT is entitled to terminate the lease with immediate effect and claim release of the Home Base Components if Frontier does not comply with its obligations under this TCS Attachment. Frontier will be notified in writing and will have ***** Days to take corrective action.

3.2.5.1	Release of Home Base Components to LHT

Within ***** of the end of the lease period, Frontier shall return all leased Home Base Components to LHT in accordance with Article 4.1.1 and Frontier shall bear all repair and certification costs related to the release of the Home Base Components.

3.3	Maintenance of Components

3.3.1	Maintenance / Modifications

LHT shall perform the applicable Services in accordance with the EASA Part 145 on all Flat Rate Components and – subject to LHT’s capability and availability – other Components provided by Frontier to LHT in order to return these Components in Serviceable Condition. Such Services will be performed in accordance with the applicable Maintenance Data and as set forth in Article 10 (“Quality and Warranty”) of the Basic Agreement.

Modifications shall be performed:

•	If determined mandatory by EASA or FAA

•	To ensure the common Modification Standard of the Component Pool

•	If requested by Frontier in writing and accepted by LHT

3.3.2	Material required for Maintenance

All Material, including Modification Material, required to perform Maintenance on Components shall be provided by LHT.

In case Material required for Modifications of Components is supplied by the respective manufacturer or Supplier free of charge or at a certain discount, Frontier shall advise the manufacturer or Supplier that LHT is ordering this Material on behalf of Frontier and shall ensure that the manufacturer or Supplier grants to LHT the same discounts.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.4	BER

3.4.1	BER of Pool Components

A Component shall be “Beyond Economical Repair” for the purposes of this TCS Attachment if *****.

3.4.2	BER of Non Pool Components

Non Pool Components that are BER will be *****.

3.5	Operator Data

Frontier shall report the following:

3.5.1	Provision of Flight Hours and Cycles

Frontier shall supply the TSN and CSN of each Pool Aircraft once per month via manage/m.

3.5.2	Reporting of Base Maintenance Periods

Frontier shall immediately inform LHT of any Base Maintenance Period of a Pool Aircraft and provide LHT with the scheduled calendar month of the Base Maintenance Period at least four (4) months and with the exact scheduled Base Maintenance Period at least four (4) weeks prior to the start of the Base Maintenance Period. In addition Frontier shall also provide the type of Base Maintenance performed and scheduled removals expected during this Base Maintenance event.

3.6	TRAX interface

LHT shall implement in close cooperation with Frontier an interface between Frontier’s TRAX system and LHT’s systems.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 13 -	November 3rd, 2014

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4 DELIVERY/REDELIVERY

4.1	Shipping

4.1.1	Terms of Delivery and Redelivery

The Components shall be shipped according to the following Incoterms 2010:

Category of Components	To Frontier	To LHT
Flat Rate Components	*****	*****
All other Components	*****	*****
Initial/End of lease Home Base Stock shipment	*****	*****

*****

Upon Frontier’s written request LHT may ship Components to other locations and/or use other means of transportation such as on-board couriers. Any associated costs shall be borne by Frontier.

LHT arranges the shipment from LHT to Frontier.

Frontier arranges the shipment from Frontier to LHT and uses LHT’s FedEx account.

Such arrangements made by LHT shall be in the name and on behalf of Frontier and LHT will not act as forwarding agent to Frontier. Any cost associated with such arrangement of shipment beyond above stated Incoterms shall be borne by Frontier.

Any shipment shall be made using appropriate shipping containers in accordance with ATA 300. Re-usable shipping containers provided by Lufthansa Technik remain LHT’s property and shall be used to return the corresponding unserviceable Part. If Frontier does not use such shipping container for the return of the unserviceable Part, and should select to not return the provided shipping container, Frontier shall be charged by Lufthansa Technik with the corresponding price for such shipping container.

4.1.2	Receiving inspection

LHT shall inspect a Component upon its arrival at the agreed LHT Maintenance facility for visible defects. Any visible defects discovered during that inspection are deemed to have been caused prior to the delivery to LHT.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.2	Time Frames for Delivery of Pool Components to LHT

4.2.1	Return Pool Components

Unserviceable Pool Components shall be delivered incident free to LHT within a period of ***** after reception of serviceable Pool Component. According to the proposed incoterm FCA, this means that Frontier has to issue a FedEx AWB ***** after the Pool Component was removed from the aircraft. During the first ***** of the contract, LHT agrees to a redelivery time of *****.

All overdue Return Pool Components will be subject to a loan fee according to Article 13.

*****

4.2.2	Return performance incentive

The return performance is calculated every 6 months as follows for a 6-months period.

Return Performance = *****

*****

5 DOCUMENTATION AND APPROVAL

5.1	Documentation

5.1.1	Documentation

Each Component shall be provided to Frontier with the documentation set forth in Article 14 of this Attachment.

The supply of documentation by FRONTIER to LHT is set forth in Art. 3 of the Basic Agreement.

As long as Frontier does not provide such documentation together with the Component, such Component shall be deemed not delivered to LHT.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6 PRICES/CHARGES

6.1	Pool Access Fee

Frontier shall pay a Component Pool Access Fee as set forth in Article 12.2.1.

6.2	*****

6.3	Maintenance of Flat Rate Components

6.3.1	Flat Rate

Frontier shall pay the Price for Flat Rate Components as set forth in Article 12.4.1.

At the end of each calendar year ***** will be used to determine the applicable rate as shown in Article *****.

Resulting credits or debits will be balanced.

In any case the Minimum FH as per Art. 11.2 shall be charged using the above defined rate.

The items listed in Article 12.5 shall be excluded and instead be charged on a Time and Material basis

6.3.2	No Failure Found Rate (NFF Rate)

Without additional charge a NFF Rate as defined in Article 11.6 is included as an annual average calculated over the calendar year. Any NFF event above such limit will be charged at ***** per event.

If, after one year from the execution of this Attachment, Frontier’s NFF rate is higher than defined under Article 11.6 Frontier and LHT shall jointly review and Frontier shall take appropriate corrective actions. LHT’s rights under Article 6.3 of the Basic Agreement shall remain unaffected.

The NFF Rate will be calculated by using the following formula:

NFF – Rate = number of unscheduled Unjustified Removals x 100 number of unscheduled removals

For the avoidance of doubt the calculated *****

6.3.3	Maintenance of Non Flat Rate Components

All Services not covered under the Flat Rate as per this Attachment, shall be charged on a Time and Material basis.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.4	Attachment Assumptions

The fees set forth in Articles 6.1 to 6.3 hereof are based on the Attachment Assumptions specified in Article 11. Articles 6.3.2 and of this Attachment shall remain unaffected.

7 INTENTIONALLY LEFT BLANK

8 WARRANTY

8.1	LHT’s Warranty

In deviation from Article 9.2.2.1 of the Basic Agreement a defect shall be regarded as subject to warranty if the same defect arises within *****.

8.2	OEM Warranty

For Flat Rate Components LHT will claim warranty on behalf of Frontier if applicable. The provisions of Article 9 of the Basic Agreement shall apply.

*****.

8.3	Liability

In addition to Article 11.1, but subject to Article 9.2 of the Basic Agreement, *****.

Shortages of Pool Components resulting from ***** shall be outside the responsibility of LHT.

9 TERM AND TERMINATION

9.1	Conditions Precedent

•	*****

•	*****

9.2	Fix Term and Termination

This TCS Attachment shall be concluded for a minimum fix term of ***** from the date of the fulfilment of the conditions precedent stated in Article 9.1 and shall thereafter be mutually renewed for another ***** term, unless either Party terminates this TCS Attachment with ***** prior written notice to the end of the fix term.

Article 13 of the Basic Agreement remains unaffected.

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9.3	*****

9.4	Early Termination

In deviation to Art. 12.6 of the BA, in the event of early termination *****:

1.	*****

2.	*****

3.	*****

4.	*****

In this case the following consequences shall apply to *****:

i.	*****

ii.	*****

iii.	*****

For the avoidance of doubt, Art. 12.6 shall be applicable in all other cases of an early termination.

All other rights the Parties may have according to the BA shall remain unaffected.

9.5	Material Lease buy back option

Upon termination of the TCS Attachment, other than according to Article 9.4, 4. iii, *****.

10 MISCELLANEOUS

10.1	Exclusivity

During the term of this Attachment, all Flat Rate Components removed from Frontier’s Aircraft and Engines, unless off-wing, shall be exclusively serviced by LHT in accordance with this TCS Attachment.

In the event Frontier adds further aircraft and/or Engines of the same aircraft family as specified in Article 11.1 to its fleet, these aircraft and Engines shall also be covered by this TCS Attachment. Accordingly, from the start of operation of the additional aircraft/or Engines the Flat Rate Components of such aircraft and/or Engines shall be exclusively maintained by LHT in accordance with the terms of this TCS Attachment.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Pool Access Fee and the Flat Rate as agreed in Articles 6.1 and 6.3 shall also apply to the additional aircraft and Engines. Without prejudice to the foregoing, if an additional aircraft or Engine has a different basic configuration than the aircraft specified in Article 11.1 (Frontier’s Aircraft and Engines) LHT will handle with no adjustment as long as component has same form-fit-function as other components handled under this agreement. LHT and Frontier will negotiate in good faith about an adjustment for parts which are added which do not have the same form-fit-function as components already covered under the TCS.

10.2	Precautionary Grant of Security

Notwithstanding the Parties’ intent that the Agreement is to be a lease of parts, in the event the Agreement is determined to constitute a security agreement by a court of competent jurisdiction, *****.

11 ASSUMPTIONS

The following material assumptions shall apply for the provision of Services under this Attachment.

11.1	Frontier’s Aircraft and Engines

A/C	A/C Type	Registration	MSN	Engine Type	Manufacture Date	Phase-In Date	Phase-Out Date
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 22 -	November 3rd, 2014

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 23 -	November 3rd, 2014

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 24 -	November 3rd, 2014

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11.2	Flight Hours per year, Leg Length

11.2.1	Utilization

A/C-Type (A/C; Engine)	Planned FH per AC	Minimum FH per AC	FH /Cycle Ratio
*****	*****	*****	*****

11.2.2	*****

11.3	Home Base

Denver + Line Stations MCI and PHX plus other Line Stations in accordance with Art. 4.1.1

11.4	Minimum Number of Aircraft

*****

11.5	Removal Practice

The removal of Components from the respective Aircraft shall be based on common industry practice and the OEM’s recommendations.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 25 -	November 3rd, 2014

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11.6	NFF Rate

The NFF Rate in accordance with Article 6.3.2 shall be *****.

11.7	Ratio of Material and Labor Element used for price escalation

A/C-Type	Material	Labor
	*****	*****

11.8	Price escalation

Yearly escalation capped at *****. However, first escalation starting January 1st, 2015 is capped at ***** for the Component Services

*****

11.9	Frontiers Assumptions

11.9.1	Minimum Number of Aircraft

***** Aircraft (A320 Family)

11.9.2	Utilization

In case the Flight Hours per Aircraft fall below ***** per year or exceed ***** per year and Aircraft.

12 PRICES

12.1	Price Validity

The prices shall be valid from ***** until ***** and shall be adjusted in accordance with the arrangements set forth in the Basic Agreement and TCS Attachment.

12.2	Component Pool

12.2.1	*****

CEO and NEO QTY of Pool AC	Charge USD/FH
*****	*****
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*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 26 -	November 3rd, 2014

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12.3	Home Base Stock

12.3.1	*****

12.3.2	*****

A separate Purchase Term Agreement will be presented for Material Purchase

12.4	Component Maintenance Services

12.4.1	Price for Flat Rate Components

[USD per FH]

A/C age	***** year	***** year	***** year	***** year	***** year	***** year and following
A/C type
*****	*****	*****	*****	*****	*****	*****

12.5	Flat Rate Component Exclusions

•	Services to meet *****

•	Services with respect on Components that *****

•	*****

•	*****

•	*****

•	Services required because of *****

•	Services related to *****

•	Services that are required due to *****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 27 -	November 3rd, 2014

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•	The total cost for each mandatory Modification or Modification *****

•	*****

•	Services resulting out of *****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 28 -	November 3rd, 2014

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12.6	Fleet Utilization Adjustment Factor (Fleet Average)

A/C type

A/C type			*****
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*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 29 -	November 3rd, 2014

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12.7	Time and Material Rates

12.7.1	Man-Hour Rates

Type of Service	Rate per hour in USD
Component Maintenance Services	*****

12.7.2	Handling Charge

	Handling Charge	Minimum per line item in USD
Subcontracted Work	*****	*****
Material	*****	*****

Material shall be charged at the manufacturer’s CLP plus a handling charge defined in the table above.

Subcontracted work shall be charged at the Subcontractor’s invoice plus a handling charge defined in the table above.

In case of AOG-Requests, *****

12.8	Material Sale

Lufthansa Technik shall, at its sole discretion, *****

•	*****

•	*****

*****

All prices are subject to additional handling charges and fees as follows:

Handling Charge	Minimum USD Per Order Line Item	AOG-Surcharge Per Order Line Item
*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 30 -	November 3rd, 2014

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*****

13 1:1 EXCHANGE / LOAN CONDITIONS

13.1	Material Loan

Subject to availability at LHT, Frontier may loan Components from LHT on the basis of a separate loan agreement at the following conditions.

*****

13.2	Material Exchange

Subject to availability at LHT, Frontier may exchange Components (outside of the Component Pool) with LHT on a 1:1 basis as set forth in a separate exchange agreement at the following conditions.

*****

13.3	Rogue Unit

In order to identify rogue units LHT defined corresponding procedures in its quality manual which might be audited by Frontier upon request. LHT has implemented an identification and handling process with an integrated escalation methodology. The corresponding definitions, thresholds or restrictions vary from different Components and are controlled by LHT.

As a baseline LHT uses the following values to identify rogue units:

•	*****

•	*****

•	*****

•	*****

•	*****

In case of an identified rogue units additional measures are taken at LHT’s expense such as, but not limited to the following:

•	apply specific test procedures in-house

•	test / repair by manufacturer (second opinion)

•	apply an overhaul or partial overhaul

•	send back to manufacturer and request new part.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 31 -	November 3rd, 2014

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These measures are taken in order to avoid that an identified rogue unit is included in the supply chain (neither HBS nor the pool) unless LHT could cure the root cause for the rogue unit behavior.

13.4	Aircraft Production Inspection Program

LHT will provide Frontier the Aircraft Production Inspection Program (APIP) for ***** future Aircraft deliveries free of charge, which will be established in a separate Agreement.

13.5	Miscellaneous

The above conditions shall apply vice versa.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 32 -	November 3rd, 2014

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14 TCS SPECIFIC DOCUMENTS

Article	Document / Information	Supplied by	Supplied until/with	Media	Remarks
Basic Phase-In Data	*****	*****	*****	*****

*****
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Airworthiness Data	*****	*****	*****	*****	*****
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Component Change Information	*****	*****	*****	*****	*****

Incoming Conditions	*****	*****	*****		*****

Maintenance Records	*****	*****	*****	*****
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*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 33 -	November 3rd, 2014

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				Warranty data				Delivery a/c (if known resp. applicable)				Purchase Order Information
No.	Material			* if applicable				either				or
#	PNR	MFR (FSCM, Cage- Code)	Serial	Warranty Begin Date (either a/c or PC delivery date)	Warranty Limit DAYS	Warranty Limit FH *(or OPSH e.g. APU)	Warranty Limit FC *	a/c Reg.	3LC	a/c Series resp. Model	MSN (SN a/c)	Supplier/ OEM (country, facility)	PO#	Order Type

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 34 -	November 3rd, 2014

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15 LIST OF COVERED COMPONENTS

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 35 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 36 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 37 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 38 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 39 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 40 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 41 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 42 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 43 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 44 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 45 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 46 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 47 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 48 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 49 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 50 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 51 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 52 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 53 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 54 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 55 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 56 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 57 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 58 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 59 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 60 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 61 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 62 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 63 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 64 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 65 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 66 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 67 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 68 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 69 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 70 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
*****	*****	*****	*****	*****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 71 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 72 -	November 3rd, 2014

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ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 73 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 74 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 75 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 76 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 77 -	November 3rd, 2014

[LOGO]

ATA	Part Number	Description	MRO Flat Rate	POOL Flat Rate	Comment LHT
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 78 -	November 3rd, 2014

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16 LIST OF HOME BASE STOCK COMPONENTS

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 79 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 80 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 81 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 82 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 83 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 84 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 85 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 86 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 87 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 88 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 89 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 90 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 91 -	November 3rd, 2014

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#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 92 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 93 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 94 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 95 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 96 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 97 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 98 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 99 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 100 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 101 -	November 3rd, 2014

[LOGO]

#	Part Number	ATA	Description	MLP	Number of units on HB in DEN	Number of units on Line Station in MCI	Number of units on Line Station in PHX	Total number of units
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TCS	- 102 -	November 3rd, 2014

[LOGO]

Hamburg, Germany	For and on behalf of

Date:	LUFTHANSA TECHNIK AG:

Name: [Authorized Signatory]	/s/ [Authorized Signatory]
Title: [Authorized Signatory]

Place, Country	For and on behalf of

Date:	Frontier

Name: James G. Dempsey	/s/ James G. Dempsey
Title: Chief Financial Officer

TCS	- 103 -	November 3rd, 2014

[LOGO]

GENERAL ANNEX WARRANTY HANDLING

PART I: Warranty Assignment / Appointment as Agent for

Warranty Administration

On                      LHT and Frontier entered into an Agreement on             . This Agreement includes the below listed Attachments under which LHT agreed to render certain services to Frontier with respect to certain Frontier aircraft, Engines or Components (individually the “Attachment” or collectively the “Attachments”).

Assignment of warranty claims

As of the day of the signing of the respective Attachment listed below (“Assignment Date”) Frontier hereby assigns to LHT all contractual and statutory warranty claims Frontier may have against the manufacturer or any other third party with respect to the aircraft, Engines or Components or any other Material that is or becomes a part thereof after the Assignment Date and is serviced by LHT under the Attachment. LHT hereby accepts such assignment. Frontier shall notify the manufacturer or third party concerned about the assignment with the form according to part II of this General Annex Warranty Handling.

Name of Attachment                                                  Date (Assignment Date)

Appointment as agent for administration of warranty claims

As of the day of the signing of the respective Attachment listed below (“Appointment Date”) Frontier hereby appoints LHT as Frontier’s agent to administer all contractual and statutory warranty claims Frontier may have against the manufacturer or any other third party with respect to the aircraft, Engines or Components or any other Material that is or becomes a part thereof after the Appointment Date and is serviced by LHT under the Attachment. LHT hereby accepts such appointment. In particular, LHT shall have the right to receive any payments made by the manufacturer as a result of claims made by LHT on behalf of Frontier. Frontier shall notify the manufacturer or third party concerned about the appointment with the form according to part II of this General Annex Warranty Handling.

Name of Attachment                                                  Date (Appointment Date)

TCS	- 104 -	November 3rd, 2014

[LOGO]

Hamburg, Germany	For and on behalf of

Date:	LUFTHANSA TECHNIK AG:

Name: [Authorized Signatory]	/s/ [Authorized Signatory]
Title: [Authorized Signatory]

Place, Country	For and on behalf of

Date:	Frontier

Name: James G. Dempsey	/s/ James G. Dempsey
Title: Chief Financial Officer

TCS	- 105 -	November 3rd, 2014

[LOGO]

PART II: Frontier’s Warranty Assignment /

Administration Notice to OEM

To Whom it may concern

Subject: Warranty Adminstration LETTER

FRONTIER has signed a comprehensive maintenance agreement with Lufthansa Technik AG (“LHT”), which includes the [x] assignment to LHT of contract rights related to warranty claims (“Assignment”) and/ or [x] the appointment of LHT as our agent to administer warranty claims (“Appointment”), pursuant to the terms of the agreements) listed below. Such rights include, without limitation, the right to receive any payments made by the manufacturer (“Manufacturer”) as a result of warranty claims made by LHT on our behalf. Frontier confirms to Manufacturer that it owns or controls the rights it purports to transfer.

The Assignment and/or Appointment, as the case may be, only applies to warranty claims made during the period of time from the date a notice is received and acknowledged by Manufacturer from LHT with this letter attached, until the date of receipt by Manufacturer of written notice to the contrary from either LHT or Frontier. Such notices will be addressed to the particular address provided by Manufacturer to LHT for such purposes and we agree that such notice will only be effective with regard to Manufacturer if received by Manufacturer at such address. We agree that all actions taken by LHT or agreements entered into by LHT during the period prior to Manufacturer’s receipt of such notice are final and binding on Frontier. Communications with Frontier should be addressed as follows:

Appointment: We request that Manufacturer accepts warranty claims from LHT on our behalf with regard to the following agreement(s) and aircraft:

A/C model	A/C Serial / Factory No.	Purchase Agreement No.	Airframe/Engines Components	Date Added	Date Deleted

TCS	- 106 -	November 3rd, 2014

[LOGO]

Assignment: We request that Manufacturer accept warranty claims assigned by us to LHT with regard to the following agreement(s) and aircraft:

A/C model	A/C Serial / Factory No.	Purchase Agreement No.	Airframe/Engines Components	Date Added	Date Deleted

Frontier authorizes Manufacturer to treat LHT as if Frontier were making warranty claims itself and request that Manufacturer settle such claims as appropriate with LHT. Frontier agrees that, by rendering a remedy to LHT, Manufacturer will have complied with its warranty obligation and that Manufacturer owes such remedy only once.

Yours sincerely,

/s/ James G. Dempsey	(signature)
James G. Dempsey	(printed name)
Chief Financial Officer	(title)
(date)

TCS	- 107 -	November 3rd, 2014

[LOGO]

GENERAL ANNEX PRODUCT SUPPORT AGREEMENT –

SUPPLIER SUPPORT CONDITION, SSC

PART I: Appointment

On                      Lufthansa Technik and Frontier entered into an Agreement on                      including specific Attachments (“Agreement”). This Agreement includes specific Attachments under which Lufthansa Technik agreed to render certain services to Frontier with respect to e.g. certain Frontier aircraft, Engines or Components. Frontier hereby elects Lufthansa Technik as its Frontier Nominee as per the Product Support Agreement – Supplier Support Condition (“SSC”) issued by Airbus S.A.S.

Assignment of rights under the provisions of the SSC

As of the day of the signing of the Agreement Frontier elects Lufthansa Technik as its first Frontier Nominee and hereby appoints Lufthansa Technik to administer all contractual and statutory rights Frontier may have as per the SSC against the manufacturer or any other third party with respect to the aircraft, engines or components or any other Material that is or becomes a part thereof after the appointment date and is serviced by Lufthansa Technik under the Agreement. Lufthansa Technik may therefore act in the name and on behalf of Frontier.

Lufthansa Technik hereby accepts such appointment. In particular, Lufthansa Technik shall have the right to receive any payments made by the manufacturer or any third party as a result of the exercise of any rights Frontier may have under the SSC by Lufthansa Technik acting in the name and on behalf of Frontier. Lufthansa Technik hereby accepts such appointment. Frontier shall notify the manufacturer or any third party affected about the appointment with the form according to part II of this General Annex Product Support Agreement – Supplier Support Condition, but not limited to.

TCS	- 108 -	November 3rd, 2014

[LOGO]

Hamburg, Germany	For and on behalf of

Date:	LUFTHANSA TECHNIK AG:

Name: [Authorized Signatory]	/s/ [Authorized Signatory]
Title: [Authorized Signatory]

Place, Country	For and on behalf of

Date:	Frontier

Name: James G. Dempsey	/s/ James G. Dempsey
Title: Chief Financial Officer

TCS	- 109 -	November 3rd, 2014

[LOGO]

PART II: Frontier PRODUCT SUPPORT AGREEMENT –

SUPPLIER SUPPORT CONDITION, SSC

Administration Notice to OEM

To Whom it may concern

SUBJECT: APPOINTMENT OF LUFTHANSA TECHNIK AS FIRST FRONTIER’S NOMINEE

We hereby inform you that we have signed a comprehensive maintenance agreement with Lufthansa Technik AG (“Lufthansa Technik”) (“Agreement”) for Airbus Aircraft, which includes the appointment of Lufthansa Technik as our Frontier’s Nominee to exercise any contractual and statutory rights out of or in connection with the Supplier Support Condition (“SSC”) as issued by Airbus S.A.S. in our name and on our behalf (“Appointment”), pursuant to the terms of the Purchase Agreement(s) listed below. Such rights include, without limitation, the right to receive any payments made by the manufacturer or any third party affected as a result of the exercise of any rights we may have under the SSC by Lufthansa Technik acting in our name and on our behalf. We hereby confirm to manufacturer or any third party affected that we own or control the rights we purport to transfer.

The Appointment, only applies to the exercise of rights in our name and on our behalf during the period of time from the date a notice is received and acknowledged by manufacturer or any third party affected from Lufthansa Technik with this letter attached, until the date of receipt by manufacturer or any third party affected of written notice to the contrary from either Lufthansa Technik or Frontier. Such notices will be addressed to the particular address provided by manufacturer or any third party affected to Lufthansa Technik for such purposes and we agree that such notice will only be effective with regard to manufacturer or any third party affected if received by manufacturer or any third party affected at such respective address. We agree that all actions taken by Lufthansa Technik or agreements entered into by Lufthansa Technik during the period prior to manufacturer’s or any other third party’s (affected) receipt of such notice are final and binding on us. Direct communications with us as Frontier, if necessary, should be addressed as follows:

Name:

E-Mail:

Tel.:

Contract Manager

TCS	- 110 -	November 3rd, 2014

[LOGO]

We hereby refer to our appointment of Lufthansa Technik to exercise any rights out of or in connection with the applicable SSC and request that manufacturer or any other third party affected accepts any and all declarations from Lufthansa Technik in the name and on behalf of Frontier with regard to the following Purchase Agreements and aircraft.

A/C model	A/C Serial / Factory No.	Purchase Agreement No.	Date Added	Date Deleted

We also request that the manufacturer accepts Lufthansa Technik as the Frontier Nominee for all additional aircraft of Frontier that are subject to the Maintenance Agreement between Lufthansa Technik and Frontier.

We as Frontier hereby authorize manufacturer or any third party affected to treat Lufthansa Technik as if we as Frontier would exercise rights we have under the applicable SSC ourselves and request that manufacturer or any third party affected to deal appropriate with Lufthansa Technik. We as Frontier agree that, by rendering declaration to Lufthansa Technik, manufacturer or any third party affected will have complied with their obligations as per the SSC and that manufacturer or any third party affected owes such declaration (e.g. remedies) only once.

Yours sincerely,

/s/ James G. Dempsey	(signature)
James G. Dempsey	(printed name)
Chief Financial Officer	(title)
(date)

TCS	- 111 -	November 3rd, 2014